SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported):  March 9, 1998
                                  -----------------

               Exact name of
Commission     Registrant                                 IRS Employer
File           as specified          State of             Identification
Number         in its charter        Incorporation        Number
----------     --------------        --------------       --------------

1-11439        ENOVA CORPORATION     California           33-0643023

1-3779         SAN DIEGO GAS &
               ELECTRIC COMPANY      California           95-1184800

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101 ASH STREET, SAN DIEGO, CALIFORNIA                               92101
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(Address of principal executive offices)                        (Zip Code)



Registrants' telephone number, including area code         (619) 696-2000
                                                  -----------------------


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   (Former name or former address, if changed since last report.)











                                   FORM 8-K



Item 5.  Other Events

On March 9, 1998 Enova Corporation and Pacific Enterprises reached an agreement with the U.S. Department of Justice to gain clearance for the Enova - Pacific Enterprises merger. Under the agreement, Enova has committed to follow through with its previously announced plans to auction off San Diego Gas & Electric's two fossil-fuel power plants, located in Carlsbad and Chula Vista, California. Additionally, the merged company, Sempra Energy, will be required to gain prior Department of Justice approval before it can acquire or control any existing California generation facilities in excess of 500 megawatts. The Department of Justice's approval clears the merger under the notification requirements of the Hart-Scott-Rodino Antitrust Act.

On March 11, 1998 California Public Utilities Commission (CPUC) Commissioner Josiah L. Neeper issued an alternate decision to the administrative law judge's
(ALJ) proposed decision issued on February 23, 1998 regarding the Enova - Pacific Enterprises merger. The alternate decision differs from the ALJ proposed decision in that the former calls for sharing of net merger synergy savings between customers and shareholders for a 10-year period, as requested by Enova and Pacific Enterprises, rather than for a 5-year period as proposed by the ALJ. Commissioner Neeper's alternate doesn't preclude other commissioners from issuing their own alternate decisions. The CPUC schedule calls for a final decision on March 26, 1998 which may be the ALJ proposed decision, the Neeper alternate, or another decision.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1 Joint Enova Corporation - Pacific Enterprises News Release concerning the U.S. Department of Justice Clearance of Enova - Pacific Enterprises Merger.

99.2 Enova Corporation Investor Relations News Release concerning the alternate decision issued by Commissioner Neeper on the Enova Corporation - Pacific Enterprises merger.













                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                ENOVA CORPORATION
                                                   (Registrant)


Date: March 16, 1998 	                		  By:     /s/ F.H. Ault
                                             --------------------------
                                                    F.H. Ault
                                          Vice President and Controller


                                                       and
                                          SAN DIEGO GAS & ELECTRIC COMPANY
                                                   (Registrant)


Date: March 16, 1998                 			  By:     /s/ F.H. Ault
                                             --------------------------
                                                    F.H. Ault
                                          Vice President, Chief Financial
                                          Officer, Controller and Treasurer